HIT's net performance for the 1 - , 3 - , 5 - , and 10 - year periods ended November 30 , 2025 was 5 . 80% , 4 . 73% , - 0 . 22% , and 1 . 73% , respectively . The performance data quoted represents past performance and is no guarantee of future results . Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost . The HIT’s current performance data may be lower or higher than the performance data quoted . Performance data current to the most recent month - end is available from the HIT’s website at www . aflcio - hit . com/investors/ . Gross performance figures do not reflect the deduction of HIT expenses . Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain . Information about HIT expenses can be found on page 1 of the HIT’s current prospectus . Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing . Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www . aflcio - hit . com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202 - 331 - 8055 . Investors should read the current prospectus carefully before investing . Performance Relative to Benchmark 7.64% 6.13% 5.07% 0.11% 2.09% 7.33% 5.80% 4.73% - 0.22% 1.73% 7.46% 5.70% 4.56% - 0.31% 1.99% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% YTD 1-year 3-year 5-year 10-year HIT Gross HIT Net Bloomberg Aggregate^ Total Returns vs. Benchmark As of November 30, 2025 ^ Source : Bloomberg Index Services Limited